UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/23/2005

MEMC ELECTRONIC MATERIALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13828

DE	56-1505767
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

501 Pearl Drive (City of O'Fallon), Saint Peters, MO 63376
(Address of Principal Executive Offices, Including Zip Code)

636-474-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)        On February 23, 2004, Jean-Marc Chapus, John G. Danhakl and Gene J. Frantz resigned from the Board of Directors of MEMC Electronic Materials, Inc. (the "Company").

Messrs. Chapus, Danhakl and Frantz are affiliates of an investor group led by Texas Pacific Group, including TPG Wafer Holdings LLC and funds managed by Leonard Green & Partners, L.P. and TCW/Crescent Mezzanine Management III LLC (collectively, TPG). The director resignations follow the reduction of TPG's beneficial ownership of the Company's common stock to approximately 34% through the sale by TPG Wafer Holdings LLC of 65,550,000 shares of the Company's common stock.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: February 28, 2005.	By:	/s/ Thomas E. Linnen
Thomas E. Linnen
Senior Vice President and Chief Financial Officer